                                                                    EXHIBIT 99.4

                           CONSENT OF DIRECTOR NOMINEE

        The undersigned, pursuant to Rule 438 under the Securities Act, consents to the use of his name in the Registration Statement on Form S-1 of Net2Phone, Inc. as a person who is a Director Nominee of Net2Phone, Inc.


                                        /s/ Michael Fischberger
                                        --------------------------------
                                        Michael Fischberger


Date: May 17, 1999